                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Pismo Coast Village, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                               PISMO COAST VILLAGE
                           Recreation Vehicle Resort


                        IMPORTANT ... SEND IN YOUR PROXY

           IT IS REQUESTED THAT YOU READ THE ENCLOSED MATERIALS, THEN DATE, FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW - UP LETTERS, TELEPHONE CALLS AND FURTHER SOLICITATION.


                            NOTICE OF ANNUAL MEETING
                               OF SHAREHOLDERS OF
                            PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the "Meeting") of PISMO COAST VILLAGE, INC., (the "Company") will be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420 on January 20, 1996, at 9:00 A.M. for the purpose of considering and voting on the following matters:

1. ELECTION OF DIRECTORS. Electing eighteen (18) persons to the Board of Directors to serve until the 1997 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

          Allard, Howard                    Hinds, Jr., Edward
          Barton, Emily                     Hughes, Terris
          Bianchi, Donald                   Keller, Larry
          Brittain, Kurt                    Nunlist, Ronald
          Brown, Albert                     Pettibone, Jerald
          Buchaklian, Harry                 Shaffer, Danny
          Drake, Frank                      Valentia, Henry
          Gould, Norman                     Williams, Jack N.
          Greenberg, Maurice                Zahka, Charles

2. SELECTION OF AUDITORS. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for the fiscal year 1996.

3. OTHER BUSINESS. To transact such other business as may properly come before the meeting and any adjournments thereof.

    The Board of Directors has fixed the close of business on December 1, 1995, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.


NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

    At the annual meeting a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

    The Board of Directors has proposed 18 individuals for election as directors of the Company.

    If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

    You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed Proxy is solicited by the Company's Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him a later dated Proxy, or by voting in person at the Meeting.

                                      By Order of the Board of Directors

                                      /s/ Kurt Brittain
                                      ----------------------------------
                                      Kurt Brittain, Vice-President - Secretary

Dated:  December 21st, 1995
165 South Dolliver
Pismo Beach, California  93449
(805) 773-1811

                                 PROXY STATEMENT
                                     FOR AN
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                            PISMO COAST VILLAGE, INC.
                            165 South Dolliver Street
                         Pismo Beach, California  93449

                           To Be Held January 20, 1996


--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

    This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the annual Meeting of Shareholders (the "Meeting") of Pismo Coast Village, Inc., (the "Company") to be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420, at 9:00 A.M. on Saturday, January 20, 1996, and all adjournments thereof.

    It is expected that this Proxy Statement and accompanying Notice and form of Proxy will be mailed to shareholders on or about December 21, 1995.

    The matters to be considered and voted upon at the Meeting will include:

    1. ELECTION OF DIRECTORS. Electing eighteen (18) persons to the Board of Directors to serve until the 1997 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:


          Allard, Howard                    Hinds, Jr., Edward
          Barton, Emily                     Hughes, Terris
          Bianchi, Donald                   Keller, Larry
          Brittain, Kurt                    Nunlist, Ronald
          Brown, Albert                     Pettibone, Jerald
          Buchaklian, Harry                 Shaffer, Danny
          Drake, Frank                      Valentia, Henry
          Gould, Norman                     Williams, Jack N.
          Greenberg, Maurice                Zahka, Charles

    2. SELECTION OF AUDITORS. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Glenn, Burdette, Phillips and Bryson to serve as independent certified public accountants for the Company for the fiscal year 1996.

    3. OTHER BUSINESS. To transact such other business as may properly come before the meeting and any adjournments thereof.

                             REVOCABILITY OF PROXIES

    A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE MANAGEMENT AND IN FAVOR OF SUCH MATTER.


                         PERSONS MAKING THE SOLICITATION

    This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    There were issued and outstanding 1,800 shares of the Company's common stock on December 1, 1995, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 4 hereof.


    The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the meeting.

    If the enclosed Proxy is completed in the appropriate spaces, signed, dated and returned, the Proxy will be voted as specified in the Proxy. If no specification is made, as to any individual matter to be acted upon, on a signed, dated and returned Proxy, it will be voted at the discretion of the proxy holders and in accordance with the recommendations of management. As to any matters properly brought before the shareholders not specifically described on the proxy, duly signed, dated and returned proxy will be voted in accordance with the recommendations of management.


--------------------------------------------------------------------------------
                  ELECTION OF DIRECTORS OF COMPANY (Proposal 1)
--------------------------------------------------------------------------------

    The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section
3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

    A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Should any shareholder vote for a nominee not identified below, the proxy holders will vote such shareholder's shares in accordance with his or her wishes. If any of the nominees should be unable or declines to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

    None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in their capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

                       VOTING RIGHTS -- CUMULATIVE VOTING

    All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

    California law provides that a shareholder of a California corporation, or his proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him, multiplied by the number of Directors to be elected, and he may cumulate such votes for a single candidate or distribute such votes among as many candidates as he deems appropriate.

    Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (I.E., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

     It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine, provided all the above-listed requirements are met.

                   DIRECTORS AND NOMINEES; EXECUTIVE OFFICERS

    The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each annual meeting of the shareholders and hold office until the next annual meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 1995 Annual Meeting of the Company's Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serve as Directors) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.



                        DIRECTORS AND EXECUTIVE OFFICERS:

HOWARD R. ALLARD, DIRECTOR
    Howard R. Allard, age 70, resides at 5161 Diablo Drive, Sacramento, California 95842. He has a Master's Degree in Education Administration from California State University, Sacramento. He was an elementary school principal in the Rio Linda Union School District for 29 years prior to retirement in 1985. He has been a partner since 1978 in Allard Enterprises which maintains rental properties, and he has also been a partner since 1982 in Allard Limousine and in the Horse Shoeing Supplies Company since 1987. Mr. Allard has served on the Board for fifteen years, served as President for three years and Secretary for two years.

EMILY BARTON, DIRECTOR
    Emily Barton is 63 years old. She resides at 4008 Glenbrook Avenue, Bakersfield, California 93306. She holds an inactive B-1 California Contractors License and a Supplemental Swimming Pool License C-53. She was active in the building business for many years. She is still active in the remodeling and rehabilitation of her properties. She has been in the rental business for 28 years and is currently active in the rental business. Her specialty is buying foreclosures. She holds an active Life and Disability Insurance License and is associated with Cross Town Insurance Co. She is past President of B'nai B'rith Women Bakersfield Chapter #69. Under her leadership B'nai B'rith Women received many community service awards. She has served on the Board for three years.

DONALD J. BIANCHI, DIRECTOR
    Donald J. Bianchi is 72 years old. He resides at 3605 Belle Terrace, Bakersfield, California 93309. He retired from the U.S. Air Force as a Lieutenant Colonel in 1983 and is a Past President of The Retired Officers Association (TROA). He was a traffic officer and accident follow-up investigator for the California Highway Patrol for 31 years until his retirement in 1978. He is now a licensed state investigator in private practice. He has served on the Board for twenty years.

KURT F. BRITTAIN, DIRECTOR AND VICE PRESIDENT - SECRETARY
    Kurt F. Brittain is 65 years old and resides at 518 El Modena Avenue, Newport Beach, California. After his Marine Corps service, he was employed for more than 33 years by Orange County, California, before his retirement in 1986. His background includes public works, flood control and manager of the County's Harbors, Beaches and Parks System. He was in charge of three harbors, seven beaches and more than 26 parks, three of which were camping parks. He has completed extension courses in business administration, management, recreation and real estate. He has served on the Board for six years; one year as Vice President of Administration, three years as Executive Vice President, and is currently serving as Vice President - Secretary.

ALBERT G. BROWN, DIRECTOR
    Albert G. Brown is 72 years old. He resides at 22718 Lone Eagle Road, Apple Valley, California 92308. He was employed at Hughes Aircraft for 20 years, from 1945 to 1965, TRW Systems for 3 1/2 years, from 1965 to 1968, and Rohr Industry Inc., for 11 1/2 years, from 1968 until retirement in 1979. He worked his way up from being an assembler to Senior Industrial Engineer, reporting directly to the Manager of Industrial Engineering. He has completed extensive continued education in the field of Industrial Engineering at USC. He has also been an AARP volunteer for the 55-Alive Senior Driving Course. He has served on the Board of Directors for ten years, and has served as Vice President of Administration for two years.


HARRY BUCHAKLIAN, DIRECTOR
    Harry Buchaklian is 63 years old. He resides at 1361 E. Ticonderoga Drive, Fresno California 93720. He has a B.A. Degree from CSUF in Industrial Arts, and a Secondary Level Teaching Credential in Laboratory Electronics and Small Engine Repair. His career has included employment as Assistant Manager with Western Auto Stores, Electronics Instructor at Fresno Technical College and Technical
Supervisor for Sears Roebuck.  He retired from Sears Roebuck in 1994.   He
previously served on the Board for eleven accumulative years. Mr. Buchaklian was appointed by the Board on September 16, 1995, to fill a vacancy created by the resignation of Lee Mc Nutt.

FRANK DRAKE, NOMINEE
    Frank Drake is 54 years old. He resides at 1242 Castaic Avenue, Bakersfield California 93308. Mr. Drake has an A.A. Degree from Bakersfield College, and holds an Administration of Justice Lifetime Vocational Teaching Credential from UCLA. Mr. Drake retired after 20 years with the Kern County Sheriffs Department where he was Commander of Detective, Administration and Jail Facilities. Following his retirement from the Sheriff's Department in 1988, he was employed as a Safety Consultant with State Compensation Insurance Fund assisting clients
in complying with OSHA and other safety standards.   He retired from this
position in December 1995. Mr. Drake is a new nominee for the Board and does not currently serve on the Board.

NORMAN M. GOULD, DIRECTOR
    Norman M. Gould is 76 years old. He resides at 10597 Road 30, Madera, California 93637. He has a B.A. in Education and an M.A. in Administration. His occupation prior to retirement in 1986 was as the Superintendent of Schools for Madera County. He was a member of the Board of Directors of Kingsview, Inc., from 1968 to 1980. He held the positions of Vice Chairman and Chairman of the Board of the company. He is currently on the Board of Directors of Valley Teen Ranch, Inc. Mr. Gould also serves as the president on the Board of Directors for Camp Sugar Pine, Inc., a nonprofit corporation. He has served on the Board for seventeen accumulative years, including most recently from March 20, 1993 to present, nine years as president, one year as treasurer and two years as secretary.

MAURICE SULLIVAN GREENBERG, DIRECTOR AND EXECUTIVE VICE PRESIDENT
    Maurice Greenberg is 76 years old. He resides at 17225 Tennyson Place, Granada Hills, California 91344. He is a Consulting Registered Civil Engineer and Geotechnical Engineer in California, and Registered Professional Engineer in nine other states. He worked nineteen years with the Ralph M. Parsons Company, worldwide engineers and constructors, as vice president and manager of Geotechnical Services worldwide. Prior to that he worked twenty years as soils testing and construction inspection and geotechnical engineer for the City of Detroit, Michigan and has been named a distinguished graduate and member of the Hall of Fame at Wayne State University where he received his Bachelors Degree. He retired in 1985 from the Ralph M. Parsons Company. He has a Masters Degree in Engineering from the University of Michigan. He is a life fellow of the American Society of Civil Engineers, life member of the Society of American Military Engineers, and life member of National Rifle Association. He has served on the Board for ten years and is currently serving as Executive Vice President.

EDWARD D. HINDS, JR., DIRECTOR
    Edward D. (Dee) Hinds, Jr., age 68, resides at 3416 West Magill Avenue, Fresno, California 93711. He was employed by Bank of America serving as a Branch Officer, Vice President, and Manager for more than 38 years prior to his retirement in 1988. He has served on the Board for fifteen years, and served as Vice President - Secretary for three years.

TERRIS C. HUGHES, NOMINEE
    Terris C. (Terry) Hughes, is 46 years old and resides at 2426 Sunset, Wasco, California 93280. Mr. Hughes holds an A.A. Degree from Bakersfield Junior College in Police Science. He has been employed with Cal Resources LLC for 22 years, and has held the position of Senior Training Technician for the last nine years. His duties include providing safety and operational training to Cal Resources LLC employees. Mr. Hughes is a new nominee for the Board and does not currently serve on the Board of Directors.

LARRY KELLER, NOMINEE
    Larry Keller, age 42, resides at 3807 Mesa Grande, Bakersfield California 93304. Mr. Keller founded and operated Nooner Food Service from 1979 until 1992, providing on-site food service of up to 13,000 meals per day at fire camps for the U. S. Forrest Service throughout 11 western states. He also served as President, Vice-President and Secretary/Treasurer of the Western Forest Fire Catering Association. Since 1992 Mr. Keller has been self-employed at Presidio Business Center, a commercial real estate management company he owns and manages. Mr. Keller is a new nominee for the Board and does not currently serve on the Board of Directors.

RONALD NUNLIST, DIRECTOR AND PRESIDENT
    Ronald Nunlist, age 58, resides at 1105 Minter Avenue, Shafter, California 93263. He has been employed in the oil business for many years and since 1979 has been employed by Cal Resources LLC as an Operations Foreman. He has served on the Board for ten years, and is currently serving his fourth year as President.

JERALD PETTIBONE, DIRECTOR AND CHIEF FINANCIAL OFFICER
    Jerry Pettibone, age 69, resides at 4179 Court Drive, Santa Cruz, California 95062. He sold and retired from his company, Pettibone Signs in Santa Cruz, in October 1988. He started the Company in 1960, which operated statewide. Active in trade associations, he served on the Board of Directors of the National Electric Sign Association, and on the Board of Directors of the World Sign Association, serving as National President in 1985-1986. He served on the Board of Directors of the California Electric Sign Association for 22 years and was recently elected a Director Emeritus. Also active in Rotary Club, he is a charter member and Past President of the Capitola/Aptos Club. He has served Rotary as District Governor of District 5170 in 1983-1984. Mr. Pettibone has been a shareholder since 1979. He has served on the Board for three years and is currently serving a second term as Chief Financial Officer.

DANNY R. SHAFFER, DIRECTOR
    Danny R. Shaffer is 46 years old and resides at 16620 Johnson Road, Bakersfield California 93312. Mr. Shaffer been employed for seventeen years as owner and President of Kern Backhoe Service, Inc., Kern Environmental Service, and KVS Transportation, oil construction, environmental, and transportation businesses. He also owns commercial rental properties. Mr. Shaffer was appointed by the Board on May 20, 1995, to fill a vacancy created by the death of Reva Ramey.

HENRY VALENTIA, DIRECTOR
    Henry Valentia is 71 years old. He resides at 2007 Cardinal Way, Fairfield, California 94533. He is retired from the U.S. Air Force as a Lieutenant Colonel in 1969. He has a degree in Industrial Management and an A.A. in Business Administration. Mr. Valentia also retired from Chevron Corporation as a Safety Engineer in 1984. He served on the Board of Directors at Travis Air Force Base Credit Union on its finance committee from June 1979 to June 1984. He has served on the Board for nine years.

JACK N. WILLIAMS, DIRECTOR
    Jack N. Williams is 45 years old. He resides at 7801 Revelstoke Way, Bakersfield CA 93309. Mr. Williams graduated from San Diego State University in 1974 with a B.S. in Accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. Mr. Williams established his own C.P.A. practice in 1983, and has been in practice since that time. He has served on the Board of Directors for one year.

CHARLES A. ZAHKA, DIRECTOR
    Charles A. Zahka, age 69, resides at 6300 Alonzo Avenue, Encino, California 91316. He retired as Vice President of the Broadway Department Stores in 1990 after twenty years. He presently serves as a private management consultant. Mr. Zahka is President of the Stroke Association of Southern California and Vice-Chairman of the Better Business Bureau of the Southland. He has served on the Board for seven years, as Secretary for one year and as President for one year.

    The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.


                        Other Officers and Key Employees:

BLAINE FORREST
ASSISTANT CORPORATE SECRETARY AND GENERAL MANAGER
    Blaine Forrest, 58 years old, is employed by the Company as General Manager and serves as Assistant Corporate Secretary. He resides at 906 Delano Street, Pismo Beach, California 93449. He has a B.S. Degree in Business Management from Pacific Christian College and an M.P.A. from the University of San Francisco. He served in the Military for 31 years from 1955 to 1986 with assignments as Administrative Officer, Facilities Manager and Comptroller. He served from 1983 to 1986 as a Deputy Director of the California Conservation Corps, a position to which he was appointed by the then Governor of California. His business affiliations include: Member of Board of Directors of California Travel Parks Association for eight years, from 1987 to 1995, (serving two years as President), a Director on the Pismo Beach Chamber of Commerce since 1991 and currently serving as President, serves as a Commissioner on the Pismo Beach Conference and Visitors Bureau (a position appointed by the Mayor of the City), and President of the Hospitality Association of Pismo Beach for three years, 1991, 1992 and 1993. Mr. Forrest has served in his position with the Company for nine years.

                      COMMITTEES OF THE BOARD OF DIRECTORS

    The only standing committees of the Company during 1995 were the Nominating Committee, Audit Committee, Personnel and Compensation Committee and the Executive Committee.

    The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, is composed of Henry Valentia, Chairperson, Emily Barton, and Earl Lowery. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. On January 21, 1995, at a meeting of the Board of Directors, the Board of Directors elected the Nominating Committee members listed above. On June 17, 1995, the Nominating Committee was dissolved and a new committee was elected with the following members: Henry Valentia, Chairperson, Emily Barton and Donald Bianchi. The Nominating Committee met nine times during the fiscal year 1995 and submitted its recommendations for nominations at the upcoming Annual Meeting.

    Individuals wishing to be considered as nominees for membership on the Board of Directors for the fiscal year 1997, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver or will cause to be delivered to a potential nominee a packet of material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before September 21st, 1996, in order to be considered by the Committee.

    The Audit Committee of the Board of Directors consists of Maurice Greenberg, Chairman, who succeeded Lee Mc Nutt who resigned in July 1995, Howard Allard, and Albert Brown. The functions of the Audit Committee include (a.) coordinating with the Company's independent accountants in the preparation of annual financial reports and audits; (b.) reviewing actions to be taken to comply with the auditor's recommendations to management; and (c.) performing random reviews of selected accounting procedures of the Company. The Audit Committee met six times during the fiscal year 1995.

    The Personnel and Compensation Committee consists of Ronald Nunlist, Chairman, Norman Gould, Kurt Brittain, Jerald Pettibone and Charles Zahka. The functions of the Personnel and Compensation Committee include negotiating an employment contract with the General Manager, review his goals and objectives and setting compensation for the major staff. The Personnel and Compensation Committee met two times during fiscal year 1995.

    The full Board of Directors met seven times during 1995. One director, Norman Gould, attended fewer than 75% of the total number of meetings of the board and of the committees of which he/she is a member.

    COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth information concerning the ownership of the Company's Common Stock as of December 1, 1995, by each director and by all directors and executive officers as a group.

                              Number of      Percent
     Board Member              Shares        of Class
     ------------             ---------      --------

     Howard Allard            1 Share        0.056%
     Emily Barton             1 Share        0.056%
     Donald J. Bianchi        2 Shares       0.111%
     Kurt F. Brittain         2 Shares       0.111%
     Albert Brown             2 Shares       0.111%
     Harry Buchaklian         1 Share        0.056%
     Frank Drake              1 Share        0.056%
     Norman Gould             1 Share        0.056%
     Maurice Greenberg        1 Share        0.056%
     Edward Hinds Jr.         l Share        0.056%
     Terris Hughes            1 Share        0.056%
     Larry Keller             1 Share        0.056%
     Ronald Nunlist           4 Shares       0.222%
     Jerald Pettibone         1 Share        0.056%
     Danny Shaffer            4 Shares       0.222%
     Henry Valentia           3 Shares       0.166%
     Jack N. Williams         1 Share        0.056%
     Charles Zahka            2 Shares       0.111%

     All Officers and
     Directors as a Group     30 Shares      1.666%



                             EXECUTIVE COMPENSATION

    Directors receive no compensation for serving on the Board. Directors are permitted the use of a recreational site at the Resort for each day of board meetings and/or committee meetings during their tenure as a member of the Board of Directors. Directors also may be reimbursed for traveling expenses related to such meetings at reasonable rates. Executive officers, other than officers who are employees, received no additional compensation of any nature. No employee received compensation exceeding $100,000 during the last fiscal year of the Company. The only salaried employees of the corporation are the General Manager, Facilities Manager, Comptroller, and the Guest Services Manager.

    The Company has no outstanding options, warrants or rights to purchase any of its securities, whether held by Directors, officers or any other persons. Nor does the Company have any outstanding loans or other indebtedness to any Director or officer. Since the beginning of the fiscal year, the Company has not entered into nor does it propose to enter into any transactions of a material nature with any officer or director or any corporation or other business entity in which any officer or director may have an economic interest.


--------------------------------------------------------------------------------
                SELECTION OF INDEPENDENT ACCOUNTANTS (Proposal 2)
--------------------------------------------------------------------------------


    The firm of Glenn, Burdette, Phillips and Bryson served as independent certified public accountants for the Company for its fiscal year ended September 30, 1995, and this firm has been selected to serve as the Company's accountants for fiscal year 1996. It is expected that one or more representatives of Glenn, Burdette, Phillips and Bryson will be present at the meeting, will be given the opportunity to make a statement, if desired, and will be available to respond to all appropriate questions.

    Audit services performed by Glenn, Burdette, Phillips and Bryson for the year ended September 30, 1995, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Glenn, Burdette, Phillips and Bryson performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns. All such services were approved by the Board of Directors, which has determined the firm of Glenn, Burdette, Phillips and Bryson to be fully independent of the operations of the Company.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Company Board of Directors recommends that the shareholders approve selection of Glenn, Burdette, Phillips and Bryson to serve as certified independent public accountants for the Company for the fiscal year 1996. The affirmative vote of a majority of shares voted will be required to approve this action.


--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------


    The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company's 1997 Annual Shareholders Meeting is September 21, 1996.

--------------------------------------------------------------------------------
                                LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

    The following is a brief description of material pending legal proceedings to which the Company is a party or of which its property is the subject (other than ordinary routine litigation incidental to the business of the Company):

    A case was filed in the Municipal Court of San Luis Obispo County, Grover Beach Branch, case no. 50017, dated August 22, 1994, against the following defendants: Pismo Coast Village, Inc.; and DOES l to 100.

    The Plaintiff, Johnny Fabela, claims damages for alleged personal injuries, a severe fracture, purportedly incurred when the plaintiff was exiting the premises on his bicycle. The complaint alleges that as a direct result of the negligence of Pismo Coast Village, pools of water remaining on an area designated for use by bicyclists, caused a dangerous condition to exist. Relief is sought for unknown general and special damages, costs of suit, and any other relief deemed appropriate by the Court.

    The matter was settled on June 12, 1995, by the Company's insurers for in consideration of Five Thousand Dollars ($5,000).


--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------


    Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.

    THERE ARE INCORPORATED HEREIN BY REFERENCE THE FINANCIAL INFORMATION AND MANAGEMENT'S DISCUSSION AND ANALYSIS CONTAINED IN THE ANNUAL REPORT TO SHAREHOLDERS WHICH ACCOMPANIES THIS PROXY STATEMENT.

                       NOTICE OF AVAILABILITY OF MATERIAL

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 1995, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

    All written requests for the Company's Form 10-K report should be addressed to:

                               Mr. Blaine Forrest
                               General Manager
                               Pismo Coast Village, Inc.
                               165 South Dolliver Street
                               Pismo Beach, California 93449

--------------------------------------------------------------------------------

                           PLEASE RETURN YOUR PROXIES

STOCKHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

--------------------------------------------------------------------------------

                               PISMO COAST VILLAGE, INC.

December 21, 1995              By /s/ Ronald Nunlist
------------------------          ----------------------------
   Date                           Ronald Nunlist, President

                                 OFFICIAL PROXY
               PISMO COAST VILLAGE, INC., A CALIFORNIA CORPORATION
                  165 S. DOLLIVER STREET, PISMO BEACH, CA 93449

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 20, 1996. The undersigned having received the Notice of Annual Meeting and Proxy Statement and Annual Report dated December 21, 1995, hereby appoints Ronald Nunlist, Maurice Greenberg, Kurt Brittain, Jerald Pettibone, Lucian Amon, and each of them as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Pismo Coast Village, Inc., held of record by the undersigned on December 1st, 1995, the record date, or any adjournment thereof as follows:


1. ELECTION OF DIRECTORS: _____   FOR all nominees listed below (except as
                                  marked to the contrary below).

                          _____ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)


ALLARD, HOWARD     BUCHAKLIAN, HARRY     HUGHES, TERRIS      VALENTIA, HENRY
BARTON, EMILY      DRAKE, FRANK          KELLER, LARRY       WILLIAMS, JACK N.
BIANCHI, DONALD    GOULD, NORMAN         NUNLIST, RONALD     ZAHKA, CHARLES
BRITTAIN, KURT     GREENBERG, MAURICE    PETTIBONE, JERALD
BROWN, ALBERT      HINDS, JR., EDWARD    SHAFFER, DANNY


2. PROPOSAL TO RATIFY THE SELECTION OF GLENN, BURDETTE, PHILLIPS AND BRYSON TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1996.
              ____ FOR     ____ AGAINST     ____ ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NUMBER 2

3. In their discretion, the proxies are authorized to vote upon any other item of business a may properly come before the meeting, as to which the Board of Directors did not know, a reasonable time before this solicitation, was to be presented at the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS AND FOR PROPOSAL NUMBER 2.

THE PROXIES APPOINTED HEREIN MAY ACT BY A MAJORITY OF SAID PROXIES PRESENT AT THE MEETING OR, IF ONLY ONE IS PRESENT, BY THAT ONE.

I own ____ (number of shares) as of the date of record, December 1, 1995.

Signature: _________________________ Certificate No: ___________________

Please Print Name: _____________________________________________________

Signature: _________________________ Dated: ____________________________

Signature: _____________________________________________________________


--------------------------------------------------------------------------------
IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME(S) APPEAR THEREON. IF STOCK IS HELD JOINTLY, SIGNATURE SHOULD INCLUDE ALL NAMES. EXECUTORS, ADMINISTRATOR, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE THEIR FULL NAMES.
--------------------------------------------------------------------------------

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.